SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2007

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

2593 WEST ROOSEVELT BOULEVARD, MONROE, NC 28111-0418

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On October 22, 2007, the Registrant announced financial results for the quarter ended September 30, 2007. For the third quarter of 2007, the Registrant reported unaudited earnings of $1,400,000 or diluted earnings per share of $0.21. Unaudited earnings for the nine months ended September 30, 2007 were $3,908,000 or diluted earnings per share of $0.56. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2007, including a table of selected financial information, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 25, 2007, the Board of Directors of American Community Bancshares, Inc. (the “Registrant”) approved the implementation of a Supplemental Executive Retirement Plan (“SERP”). The SERP is filed as Exhibit 10.1 to this current report on Form 8-K.

The SERP provides that participants will become vested in their benefits at a rate of 10% per year, beginning at age 53 with such benefits payable upon retirement on or after the age of 55 or in the event of termination of employment. Vesting of benefits is accelerated to 100% upon: (i) attainment of age 62, if the participant remains employed by the Registrant as of such date; (ii) the date of the participant’s death; (iii) the date of the participant’s disability if the participant’s employment with the Registrant is terminated as a result of such disability; or (iv) upon the occurrence of a “change in control,” as such term is defined in the SERP. Notwithstanding the vesting provisions of the SERP, a participant’s benefits, whether vested or unvested, are forfeited in the event of termination for “cause,” as such term is defined in the SERP.

The sole participant under the SERP, as of its date of implementation, is the Registrant’s President, CEO and Chairman, Randy P. Helton. The Registrant has allocated $1,590,000 to Mr. Helton’s participant account under the SERP. The SERP is an unfunded plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act (ERISA).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2007, the Registrant amended Article III, Section 2 of its bylaws. Previously, a director attaining the age of 65 were required to retire at the meeting of shareholders next following his or her 65th birthday. Following the amendment, directors attaining the age of 65 during their term as director are allowed to complete their term rather than retiring from the Board at the meeting next following their 65th birthday. Following completion of the then current term of service, the director is ineligible for election, re-election, appointment or re-appointment to the Board, but may be named a Director Emeritus. The Registrant’s amended and restated bylaws are filed as Exhibit 3.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Registrant’s Amended and Restated Bylaws

10.1	Registrant’s Supplemental Executive Retirement Plan

99.1	Press Release dated October 22, 2007 regarding the Registrant’s results of operations for the third quarter ended September 30, 2007

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton
President and CEO

Dated: October 26, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Registrant’s Amended and Restated Bylaws

10.1	Registrant’s Supplemental Executive Retirement Plan

99.1	Press Release dated October 22, 2007 regarding the Registrant’s results of operations for the third quarter ended September 30, 2007